UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey 07417-1880
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 847-6800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.000% Notes due August 13, 2023	BDX23B	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on April 1, 2022, Becton, Dickinson and Company (the “Company”) completed its spinoff (the “Spin-off Transaction”) of Embecta Corp.

In connection with the Spin-Off Transaction, the fixed conversion rates and certain other terms of the Company’s 6.00% Mandatory Convertible Preferred Stock, Series B (the “Series B Preferred Stock”) were adjusted pursuant to the terms of the Series B Preferred Stock and the Certificate of Amendment to the Company’s Restated Certificate of Incorporation, filed with the New Jersey Secretary of State and effective May 21, 2020 (the “Certificate of Amendment”). Ownership of the Series B Preferred Stock is held in the form of depositary shares, each representing a 1/20th interest in a share of Series B Preferred Stock. With respect to the Series B Preferred Stock, (i) the adjusted Minimum Conversion Rate is 3.5572 shares of Common Stock per share of Series B Preferred Stock, or 0.1779 shares of Common Stock per depositary share, (ii) the adjusted Maximum Conversion Rate is 4.2686 shares of Common Stock per share of Series B Preferred Stock, or 0.2134 shares of Common Stock per depositary share, (iii) the adjusted Threshold Appreciation Price is $281.12, (iv) the adjusted Initial Price is $234.27, (v) the adjusted Initial Dividend Threshold is $0.77 per share of Common Stock, (vi) the adjusted Floor Price is $81.99 and (vii) the Fundamental Change Conversion Rates and Stock Prices set forth in the table included in the definition of “Fundamental Change Conversion Rate” of the Certificate of Amendment were adjusted as set forth in the Certificate of Amendment, in each case, subject to further adjustment from time to time as provided in the Certificate of Amendment.

Pursuant to the terms of the Certificate of Amendment, the adjustments set forth above take into account adjustments in connection with Company’s payments of quarterly dividends in excess of the Initial Dividend Threshold on December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022.

Capitalized terms used but not defined have the meaning given to such terms in the Certificate of Amendment.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY

	By:	/s/ Gary DeFazio
Gary DeFazio Senior Vice President and Corporate Secretary

Dated: April 18, 2022

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